UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2013

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey		07438
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

Introductory Statement

On December 13, 2013, Lakeland Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Prior 8-K”) with the Securities and Exchange Commission (the “Commission”) in which it reported that:

(i) On December 11, 2013, the Company notified Grant Thornton LLP (“Grant Thornton”) that Grant Thornton would be dismissed as the Company’s independent registered public accounting firm.

(ii) The dismissal of Grant Thornton did not affect the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2013 (the “2013 Audit”). Grant Thornton remained engaged to complete the 2013 Audit.

(iii) On December 11, 2013, the Company appointed KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm for its first quarter ending March 31, 2014 and its fiscal year ending December 31, 2014.

The Company also made the following statements (the “Prior Period Statements”) in the Prior 8-K:

“During the Company’s two most recent fiscal years ended December 31, 2012 and 2011 and through the date of filing of this Form 8-K, the Company has not had any disagreement with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of disagreement in their reports on the Company’s consolidated financial statements. In addition, during such periods and through the date of filing of this Form 8-K, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Grant Thornton’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.”

(a)	Resignation of Independent Registered Public Accounting Firm

By letter dated December 23, 2013, Grant Thornton advised the Company that it has resigned as the Company’s independent registered public accounting firm. The effect of this letter was to notify the Company that Grant Thornton would not complete the 2013 Audit.

The Company hereby reiterates the Prior Period Statements in their entirety. During the Company’s two most recent fiscal years ended December 31, 2012 and 2011 and through the date of filing of this Form 8-K, the Company has not had any disagreement with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements. In addition, during such periods and through the date of filing of this Form 8-K, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Grant Thornton’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Grant Thornton with a copy of this Current Report on Form 8-K prior to its filing with the Commission and requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements regarding Grant Thornton. A copy of Grant Thornton’s letter, dated December 27, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Retention of Independent Registered Public Accounting Firm

On December 24, 2013, the Company appointed KPMG as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2013. The appointment of KPMG to complete the 2013 Audit was approved by the Audit Committee on December 24, 2013. The effect of this action was to accelerate the previously reported appointment of KPMG so as to apply to the 2013 Audit. KPMG remains appointed to serve as the Company’s independent registered public accounting firm for its first quarter ending March 31, 2014 and its fiscal year ending December 31, 2014.

Concluding Statement

This Current Report on Form 8-K supersedes the Prior 8-K to the extent that any statements in the Prior 8-K are inconsistent with the statements made herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No. 16.1 - Letter from Grant Thornton LLP, dated December 27, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ Timothy J. Matteson
Name:	Timothy J. Matteson
Title:	Executive Vice President,
General Counsel and Corporate Secretary

Dated: December 30, 2013

Exhibit Index

Exhibit Number	Description

16.1	Letter from Grant Thornton LLP, dated December 27, 2013